UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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STRAWBERRY FIELDS REIT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 26, 2025

Dear Shareholders,

I am pleased to extend this letter to you as we approach our annual shareholder meeting for Strawberry Fields REIT Inc. (“Strawberry Fields” or the “Company”) on May 1, 2025. This year’s meeting will be a hybrid event, welcoming attendees in person at 2477 E. Commercial Boulevard, Ft. Lauderdale, Florida 33308, and virtually for our global investors. At the meeting, I look forward to sharing the Company’s 2024 accomplishments and providing an outlook of our anticipated 2025 growth. Register to join via the live stream at www.cstproxy.com/strawberryfieldsreit/2025.

2024 was an exciting year for Strawberry Fields as we continued demonstrating the Company’s mission of maximizing shareholder value. This was not only reflected in the increased size of our portfolio and the number of assets we own, but also our commitment to maintaining our disciplined investment approach. Additionally, while demonstrating our steady returns, we have spent time working to increase liquidity to our shareholders by adding to our public float, and educating prospective investors about the Company.

During 2024, the Company grew from 107 facilities to 124 facilities, and entered the state of Missouri. The Company also grew its tenant base, welcoming three new tenants that we look forward to growing with in the future: Reliant Care in Missouri, Tide Group in Texas and Winter Haven Homes in Oklahoma. As we are now into 2025, the Company has closed on the Kansas acquisition and its footprint has grown to 130 facilities and entered its 11th state. The following details the Company’s growth in number of facilities since its inception in 2015.

An area that I have been very proud of is the Company’s AFFO growth over the last six years. This growth exemplifies the Company’s disciplined investment approach where the Company earns, minimally, an unlevered cash-on-cash return at inception of 10%. This approach has been at the core of the Company since day one, and I anticipate continuing to focus on acquisitions that have similar returns in the future. In 2023 and 2024, the Company acquired real estate for $108.0 million and $130.3 million respectively. As we look forward to 2025, I am hopeful that the Company will complete acquisitions at the same pace or higher. The following details the Company’s AFFO growth over the last six years, which represents a Compounded Annual Growth Rate of 12.6%1.

1-For the reconciliation of all Non-GAAP measures please refer to the Company’s quarterly investor presentation filed with the SEC as a Form 8-K on March 3, 2025.

Another area that I wanted to detail is the Company’s growth in the equity markets. As many of you know, the Company went public in 2022 through a direct listing onto the OTC and uplisted to the NYSE American in February of 2023. At the time of the Direct Listing, the Company had 6.0 million shares outstanding and did not issue or sell new shares. In July of 2024, the Company began to issue new shares to investors for the first time since its inception. Thereafter, the Company commenced an at-the-market offering, through which we continue to issue shares, including 278,152 in 2024. We also completed an underwritten, follow-on offering in December 2024 which added an additional 3.34 million shares to our float. Through these transactions, OP Unit conversions and the issuance of shares in lieu of cash for the acquisition of real estate, the Company has been able to increase its shares outstanding to 12.1 million at December 31, 2024. The effort to increase the shares outstanding has not only helped the Company tap the equity markets to raise capital for acquisitions, it has also increased the overall liquidity of the stock, attracting new institutional investors who like the Company’s story and believe in the Company’s ability to grow. Lastly, I am very proud of the stock’s price growth during 2024. As presented in the chart below, the stock price grew from $7.79 at the beginning of the year and ended at $10.54, but in the interim reached an all-time high of $12.90. As we look forward to 2025, I am hopeful that this trend will continue and the stock will be traded at a similar multiple to our peers.

Looking further back to 2023, a big push of mine was to find ways for the Company to gain visibility in the public markets. Then, as now, I believe one of the best ways to accomplish this is through coverage by industry research analysts. In January 2024 we were pleased to have coverage initiated by our very first analyst, Barry Oxford at Colliers. This past year the Company’s analyst coverage increased to seven analysts, all of whom recommended the Company as a “buy.” These analysts have been instrumental in amplifying the Company’s story, and we look forward to growing these relationships.

The analysts that currently cover the Company are as follows:

As a final point, I wanted to highlight our Board of Directors and the strength they bring to the Company. We began the year with five Directors and as detailed in this Proxy Statement, and following the annual meeting, we will have six Directors. These Directors bring a wealth of experience spanning healthcare, real estate and banking, amongst other business areas. I also wanted to thank Essel Bailey and Reid Shapiro for their contributions to the Company over the last five years, as they will be retiring from the Board of Directors at the upcoming annual shareholder meeting.

In conclusion, 2024 was a great year for Strawberry Fields REIT. As I detailed above, the Company grew on multiple fronts: growth of the portfolio in number, diversity of tenants and states; growth of the stock in price and float; and a greater following of REIT analysts to help share the Company’s story. I wanted to thank you, our valued shareholders, for your trust in me and my team to be good stewards of your investment. We look forward to making 2025 an even stronger year!

All The Best,

Moishe Gubin

Chairman & CEO

STRAWBERRY FIELDS REIT, INC.

6101 Nimtz Parkway

South Bend, Indiana 46628

(574) 807-0800

NOTICE OF ANNUAL

MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 1, 2025

TO OUR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Strawberry Fields REIT, Inc., a Maryland corporation (together with its subsidiaries, the “Company,” “we,” “us” or “our”), which will be held on May 1, 2025, at 10:00 a.m., Eastern Time, at 2477 E. Commercial Blvd., Ft. Lauderdale, Florida 33308, for the following purposes:

1.	To elect six directors to hold office for a one-year term and until each of their successors are elected and qualified;

2.	To ratify the appointment of Hacker, Johnson & Smith, P.A. as our independent certified public accounting firm for the fiscal year ending December 31, 2025;

3.	To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of one or more of the above proposals; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only holders of record of our common stock, par value $0.0001 per share (the “Common Stock”), on the close of business on March 25, 2025 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person or virtually through the website https://www.cstproxy.com/strawberryfieldsreit/2025. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of our Common Stock as of the Record Date may attend the Annual Meeting. When you arrive at the Annual Meeting, you will be asked to identify yourself as a stockholder. Additionally, if you cannot attend in person or virtually, you can listen telephonically by dialing 800-450-7155 Conference ID 3760685#.

Whether or not you expect to attend the Annual Meeting, please submit a proxy to vote your shares either via the Internet, by phone or by mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you will check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

We will be mailing a printed copy of our proxy materials, to each shareholder of record.

Accordingly, on or about April 1, 2025 we will begin mailing the proxy materials to all stockholders of record as of the Record Date.

By Order of the Board of Directors

/s/ Moishe Gubin
Moishe Gubin
Chairman of the Board and Chief Executive Officer

March 26, 2025
South Bend, Indiana

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE VIA THE INTERNET OR BY PHONE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

STRAWBERRY FIELDS REIT, INC.

6101 Nimtz Parkway

South Bend, Indiana 46628

(574) 807-0800

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 1, 2025

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend in person, we urge you to vote your shares via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET.

VOTE BY INTERNET:

24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website:

http://www.cstproxyvote.com

Have your Proxy Card in hand and follow the instructions.

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the stockholders of Strawberry Fields REIT, Inc. (together with its subsidiaries, the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders to be held on May 1, 2025 at 10 a.m., Eastern Time, at 2477 E. Commercial Blvd., Ft. Lauderdale, Florida 33308, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s stockholders on or about April 1, 2025.

The Company will solicit stockholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Why am I being provided with these proxy materials?

We have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by our Board of proxies for the matters to be voted on at our Annual Meeting and at any adjournment or postponement thereof. You held shares of Common Stock on the Record Date and are entitled to vote at the Annual Meeting.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

What if other matters come up at the Annual Meeting?

At the date of this Proxy Statement, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Voting Securities

Only stockholders of record as of the close of business on March 25, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were 12,253,619 shares of Common Stock of the Company issued and outstanding and entitled to vote representing approximately 4,041 holders of record. Stockholders may vote in person or by proxy.

Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s Bylaws, as amended, provide that at least a majority of the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of Common Stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. You can vote your shares by proxy via the Internet, by phone or by mail. To vote via the Internet, go to http://www.cstproxyvote.com and follow the instructions. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope to CONTINENTAL STOCK TRANSFER & TRUST CO. 1 State St. FL. 30 New York City, N.Y. 10275. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor from the holder of record to be able to vote at the Annual Meeting.

1

Revocability of Proxies

All Proxies which are properly completed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 6101 Nimtz Parkway, South Bend, Indiana 46628, a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures and Vote Required

The presence, in person or by proxy, of at least a majority of the outstanding shares of stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly completed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). Our Articles of Incorporation, as amended, do not authorize cumulative voting. Directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the six candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required to Approve Ratification of Appointment of Accounting Firm (Proposal No. 2). The affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve Proposal No. 3.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are counted for the purposes of obtaining a quorum for the Annual Meeting, and in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposals No. 2 and 3 are considered “routine,” and the vote on Proposal 1 is considered “non-routine”. As a result, if a broker does not receive voting instructions from the beneficial owner, those shares will not be voted and will be considered broker non-votes. Broker non-votes will have no effect on the election of directors. Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chairman of the Board or another officer of the Company.

Stockholders will not be entitled to dissenter’s or appraisal rights with respect to any matter to be considered at the Annual Meeting.

Stockholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 6101 Nimtz Parkway, South Bend, Indiana 46628.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

As the sole general partner of the Operating Partnership, the Company has the exclusive power under the partnership agreement to manage and conduct the business affairs of the Operating Partnership, subject to certain limited approval and voting rights of the limited partners. The Company may cause the Operating Partnership to issue additional OP units in connection with property acquisitions, compensation or otherwise. The Company became a publicly traded entity on September 21, 2022.

As of the Record Date, the Company owned 119 properties and leased one property that in turn subleases to a tenant that operates the facility.

2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 13, 2025, certain information regarding the beneficial ownership of shares of our Common Stock and shares of Common Stock issuable upon redemption of OP units for (1) each person who is the beneficial owner of 5% or more of our outstanding Common Stock, (2) each of our directors and named executive officers, and (3) all of our directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of our Common Stock shown as beneficially owned by such person, except as otherwise set forth in the footnotes to the table. The extent to which a person holds shares of Common Stock as opposed to OP units is set forth in the footnotes below.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock subject to options or other rights (as set forth above) held by that person that are exercisable as of March 13, 2025, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

Unless otherwise indicated, the address of each named person is c/o Strawberry Fields REIT, Inc. at 6101 Nimtz Parkway, South Bend, Indiana 46628. No shares beneficially owned by any executive officer or director have been pledged as security for a loan.

	Number of Shares of Common Stock Beneficially Owned (1)	Number of Shares of Common Stock and OP Units Beneficially Owned	Percentage of All Shares of Common Stock(2)	Percentage of All Shares of Common Stock and OP Units(2)

Moishe Gubin (3)	720,544	19,153,407	5.9%	34.5%
Michael Blisko (4)	304,582	19,259,242	2.5%	34.7%
Essel Bailey	45,903	45,903	0.7%	0.1%
Jack Levine	110,000	110,000	1.6%	0.2%
Ted Lerman(5)	1,116,594	6,538,944	9.1%	11.8%
Reid Shapiro	-	-	-	-
Stanford Gertz	-	-	-	-
Mark Myers	-	-	-	-
Jeffrey Bajtner	2,174	2,174	0.0%	-
Greg Flamion	1,904	1,904	0.0%	-
All Directors and Executive Officers as a group (nine persons)	2,301,301	45,103,255	18.8%	81.2%

Beneficial Owners of More than Five Percent (5%)
Moishe Gubin/Gubin Enterprises LP (3)	720,544	19,153,407	5.9%	34.5%
5683 N Lincoln Ave.
Chicago IL 60659
Michael Blisko/Blisko Enterprises LP (4)	304,582	19,259,242	2.5%	34.7%
2477 E. Commercial Blvd.
Ft. Lauderdale FL. 33308
Ted Lerman/A&F Realty LLC (5)	1,116,594	6,538,944	9.1%	11.8%
2722 W Tucker Dr.
South Bend IN. 46624
Alyeska Investment Group, L.P.	1,050,000	1,050,000	8.6%	1.9%
77 W Wacker Dr #700
Chicago, IL 60601
B&N Realty Investment LLC	1,175,870	1,611,516	9.6%	2.9%
5218 14th Ave.
Brooklyn NY. 11219
Hebrew Orthodox Congregation	750,000	750,000	6.1%	1.4%
2722 W Tucker Dr.
South Bend IN. 46624
South Bend Kollel	750,000	750,000	6.1%	1.4%
2722 W Tucker Dr.
South Bend IN. 46624

(1) Excludes shares of Common Stock that may be issued upon redemption of OP units.

(2) Based on an aggregate of 12,217,351 shares of Common Stock and an aggregate of 43,310,875 OP units (which excludes OP units held by the Company) issued and outstanding on March 13, 2025.

(3) Gubin Enterprises LP, a limited partnership indirectly controlled by Mr. Gubin, is the owner of =15,980,535] OP units and 720,544 shares of our Common Stock. In addition, Strawberry Patch Aleph LLC, a limited liability company managed by Mr. Gubin and Michael Blisko, is the owner 49,706 shares of our Common Stock. New York Boys Management LLC, a limited liability company managed by Mr. Gubin and Michael Blisko, is the owner of 99,412 shares of our Common Stock and 3,342,014 OP units. R&Q Quest Insurance Limited for and on behalf of the Empire Indemnity 2 Segregated Account a segregated account that Mr. Blisko and Mr. Gubin have indirect beneficial interests in, is the owner of 1,562,442 OP units.

(4) Blisko Enterprises LP, a limited partnership indirectly controlled by Mr. Blisko, is the owner of 16,502,432 OP units and 304,582 shares of our Common Stock. In addition, Strawberry Patch Aleph LLC, a limited liability company managed by Mr. Gubin and Michael Blisko, is the owner of 49,706 shares of our Common Stock. New York Boys Management LLC, a limited liability company managed by Mr. Gubin and Michael Blisko, is the owner of 99,412 shares of our Common Stock and 3,342,014 OP units. R&Q Quest Insurance Limited for and on behalf of the Empire Indemnity 2 Segregated Account, a segregated account that Mr. Blisko and Mr. Gubin have indirect beneficial interests in, is the owner of 1,562,442 OP units.

(5) A&F Realty LLC, a limited liability company that Mr. Lerman is on the Board of Managers, is the direct and indirect owner of 5,422,350 OP units and 1,175,870 shares of our Common Stock, including 2,289 shares held directly by Mr. Lerman.

3

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of eight directors. A total of six directors will be elected at the Annual Meeting to serve until the next annual meeting of stockholders to be held in 2026, or until their successors are duly elected and qualified. Each of our current directors has been nominated for election by the Board. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If no choice has been specified by a stockholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position
Moishe Gubin	48	Chairman of the Board and Chief Executive Officer
Michael Blisko	49	Director
Jack Levine	74	Director
Ted Lerman	69	Director
Stanford Gertz	48	Director
Mark Myers	63	Director

The following sets forth certain information about each of the director nominees:

Moishe Gubin has served as the Chief Executive Officer and as a director of the Company since its organization. He has served as the Company’s Chairman of the Board since June 2021. He has served as the Chief Executive Officer of the Predecessor Company since 2014 and as the Co-Chief Executive Officer and Chairman of the Board of the BVI Company since 2015. From 2004 to 2014, Mr. Gubin was the Chief Financial Officer and a manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other healthcare facilities. Mr. Gubin graduated from Touro Liberal Arts and Science College, in New York, New York, with a B.S. in Accounting and Information Systems and a Minor in Jewish Studies. Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center (www.midwesttorah.org). He also attended Yeshiva Bais Israel where he received a B.A. in Talmudic Law. Mr. Gubin is a licensed certified public accountant in the State of New York. He also serves as a director of OptimumBank Holdings, Inc., a bank holding company based in Ft. Lauderdale, Florida. Mr. Gubin was named as a director based on his substantial experience in acquiring, owning and operating skilled nursing facility industries and similar healthcare facilities.

4

Michael Blisko has served as a director of the Company since June 2021. Mr. Blisko is the Chief Executive Officer for Infinity Healthcare Management. Mr. Blisko is a veteran of leading healthcare consultancy portfolios, as well as the architect in creating cutting edge leadership teams. Mr. Blisko has served as a board member of Strawberry Fields REIT, LLC, the Predecessor Company. Mr. Blisko is a principal for multiple ancillary companies including United Rx, a long-term pharmacy and Bella Monte Recovery, a behavioral health addiction center. Currently, Mr. Blisko is on, both, the National Executive Committee for Post-Acute Care and Survey Regulatory and Quality Committee for the American Healthcare Association (AHCA) in Washington D.C. Mr. Blisko founded and currently serves on the Board of Directors of The Ambassador Group which represents regional Post-Acute Operators serving over one hundred thousand residents throughout the country. He also serves on the Board of Directors for Optimum Bank (OPHC), a publicly traded bank based in Florida. Mr. Blisko is on the Deans Advisory Board for Hofstra University Graduate School for Health and Applied Sciences. Mr. Blisko is a Licensed Nursing Home Administrator with a master’s degree in healthcare administration from Hofstra University and a BA in Talmudic Law from Bais Yisroel, Jerusalem. Mr. Blisko was named as a director based on his substantial experience in acquiring, owning and operating skilled nursing facilities and similar healthcare facilities.

Jack Levine is qualified as an SEC financial expert who has served as a director of the Company since June 2021. Mr. Levine is a certified public accountant who has provided financial and consulting services to private and public companies for over 35 years. Since 2019, he has served as Chairman of the Audit Committee for Blink Charging Co. (NASDAQ: BLNK), a leading owner, operator, and supplier of proprietary electric vehicle (“EV”) charging equipment and networked EV charging services. Since 2010, he has served as a board member and chairman of the audit committee of SignPath Pharma, Inc., a clinical stage biopharmaceutical company. SignPath was a public reporting company prior to 2017. Mr. Levine also served as a chairman of the audit committee for Provista Diagnostics, Inc., a cancer detection and diagnostics company from 2011 to 2018.

Mr. Levine has been a licensed CPA in Florida since 1983 and in New York since 2009. He received an M.A from New York University and B.A from Hunter College of City University of New York. Mr. Levine was named as a director based on his substantial experience on boards of public entities

Stanford Gertz has served as a Director since December 2024. Since 2017, Mr. Gertz runs Care One Pharmacy Services, a Midwest regional long-term care pharmacy which currently serves senior housing communities located in 6 states. Prior to that, Mr. Gertz spent 17 years in commercial financing, including a number of years specializing in the senior housing market. Throughout his career in commercial financing, Mr. Gertz has held numerous leadership positions and generated in excess of $200 million in loans. Mr. Gertz also serves as a director of Brickyard Bank based in Chicago IL and sits on numerous banking committees.

Mr. Gertz received his B.B.A. from Loyola University in Chicago, graduating Magna Cum Laude in 1995. Mr. Gertz also received his MBA from Depaul University in Chicago in 2005.

Mark Myers has served as a Director since December 2024. Mr. Myers has more than 30 years of real estate experience co-leading a team responsible for the disposition of seniors housing and long-term care properties across the United States. Currently Mr. Myers works at SVN Senior Living Advisors which he joined in 2025. From 2019-2025, Mr. Myers worked at Walker & Dunlop where he represented institutions and individuals in large seniors housing dispositions. Earlier in his career, Mr. Myers formed one of the first seniors housing brokerage teams at Marcus & Millichap while establishing himself as a perennial top agent of the firm for over 20 years. Mr. Myers brings a wealth of expertise to the industry as one it’s top brokers, receiving many prestigious awards. He was inducted into the Midwest Real Estate Hall of Fame in 2012. Mr. Myers specializes in seniors housing properties of all types, including assisted living facilities, independent living facilities, freestanding memory care facilities, skilled nursing facilities, continuing care retirement communities, and age-restricted apartments.

Mr. Myers received a Bachelor of Arts in economics from Wheaton College in 1983 and earned his MBA from Northwestern University’s Kellogg School of Business in 1991.

Ted Lerman has served as a Director since December 2024. Mr. Lerman is the CEO of a group of Companies owned by the Lerman family, which he has been working at since 1988. The family is involved in Steel Warehouse a family-owned steel service center whose headquarters are based in South Bend, Indiana. Today, Steel Warehouse has 14 steel service center locations throughout the United States, Mexico, and Brazil. Steel Warehouse ships more than 1.5 million tons annually.

Mr. Lerman graduated from Indiana University with a degree in business. He has a CPA and started his professional career in the accounting & finance field. He received an MBA from New York University in 1982.

The following sets forth certain information about our Executive Officers:

Moishe Gubin serves as the Chief Executive Officer and as a director of the Company.

Jeffrey Bajtner (40) has served as our Chief Investment Officer since March 2022 and our Chief Operating Officer effective the Record Date. Jeffrey joined the Company in June 2021 to oversee all acquisition and disposition activity for our portfolio. Mr. Bajtner is also our Director of Investor Relations working with shareholders and prospective investors. From 2015 until joining the Company, Mr. Bajtner oversaw acquisitions and asset management at BlitzLake Partners, a Chicago based real estate developer of mixed-use properties. From 2012 to 2015, Mr. Bajtner worked with the asset management and capital market teams at NorthStar Realty Finance Corp. focusing on healthcare, multifamily and retail investments. Mr. Bajtner received a B.S. in Accounting & Finance from Yeshiva University in 2007. Lastly, Mr. Bajtner is a licensed Certified Public Accountant in the State of Illinois.

Greg Flamion (48) has served as our Chief Financial Officer since joining the Company in January 2024. Previously, Mr. Flamion was a CFO of Zimmerman Advertising, an agency under Omnicom Group Inc. (NYSE: OMC) from 2014-2023. Mr. Flamion also held a number of diverse accounting and finance positions at a variety of publicly traded companies, including Diageo (NYSE: DEO) and Bristol Myers Squibb (NYSE: BMY). Mr. Flamion holds a degree in Economics from Purdue University and an MBA from the University of Florida. Lastly, Mr. Flamion is a licensed Certified Public Accountant in the State of Indiana.

Required Vote

Our Articles of Incorporation, as amended, do not authorize cumulative voting. Directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the six candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

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At the Annual Meeting a vote will be taken on a proposal to approve the election of the six director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF (I) MOISHE GUBIN, (II) MICHAEL BLISKO, (III) JACK LEVINE, AND (IV) TED LERMAN (V) MARK MYERS (VI) STANFORD GERTZ AS DIRECTORS.

CORPORATE GOVERNANCE

Board of Directors

Our Articles of Incorporation, as amended, and bylaws provide that our Board of Directors will consist of such number of directors as may from time to time be fixed by our Board of Directors but may not less than the minimum number required under the Maryland General Corporation Law (“MGCL”), which is one, or more than 15. We currently have six directors. We believe that four of these directors meet the requirement to be independent under the standards of NYSE American and the Exchange Act.

Corporate Governance

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. The principal features of our corporate governance structure include the following:

● our Board of Directors is not classified, so that each of our directors will be elected annually;

● of the six persons who serve on our Board of Directors, our Board of Directors has determined that four of our directors satisfy the independence requirements on the NYSE American and Rule 10A-3 under the Exchange Act;

● at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC;

● we believe that we comply with the NYSE American qualification standards, including having board committees comprised solely of independent directors;

● we have opted out of the business combination and control share acquisition statutes in the MGCL; and

● we do not have a stockholder rights plan.

Our directors will stay informed about our business by attending meetings of our Board of Directors and its committees and through supplemental reports and communications. Our independent directors will meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from its three standing committees, the audit committee, the nominating and corporate governance committee and the compensation committee, each of which addresses risks specific to their respective areas of oversight. In particular, our audit committee has the responsibility to consider and discuss financial risk exposure and the steps our management should take to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

The Company has not adopted a policy to separate the roles of Chairman and Chief Executive Officer of the Company. At the present time, Moishe Gubin serves as both the Chairman of the Board and the Chief Executive Officer.

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Board Committees

The principal functions of each committee are described below. We intend to comply with the qualification requirements and other rules and regulations of NYSE American, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish other committees to facilitate the management of the Company.

Audit Committee

The Company has an audit committee that is comprised of three independent directors, consisting of Jack Levine, Ted Lerman and Stanford Gertz. We believe that Mr. Levine is qualified as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and NYSE American corporate governance qualification standards and “financially sophisticated” as that term is defined by NYSE American. Our board has adopted an audit committee charter, which details the principal functions of the audit committee, including oversight related to:

● our accounting and financial reporting processes;

● the integrity of our consolidated financial statements and financial reporting process;

● our systems of disclosure controls and procedures and internal control over financial reporting;

● our compliance with financial, legal and regulatory requirements;

● the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

● the performance of our internal audit function; and

● our overall risk profile.

The audit committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The audit committee also prepares the audit committee report required by SEC regulations to be included in our annual proxy statement.

Nominating and Corporate Governance Committee

The Company has a nominating and corporate governance committee that is comprised of three independent directors, consisting of Ted Lerman, Stanford Gertz and Mark Myers. Our board has adopted a nominating and corporate governance committee charter, which details the principal functions of the nominating and corporate governance committee, including:

● identifying and recommending to the full Board of Directors qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders;

● developing and recommending to the Board of Directors corporate governance guidelines and implementing and monitoring such guidelines;

● reviewing and making recommendations on matters involving the general operation of the Board of Directors, including board size and composition, and committee composition and structure;

● recommending to the Board of Directors nominees for each committee of the Board of Directors;

● annually facilitating the assessment of the Board of Directors’ performance as a whole and of the individual directors, as required by applicable law, regulations and NYSE American corporate governance qualification standards; and

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● overseeing the Board of Directors’ evaluation of management.

In identifying and recommending nominees for directors, the nominating and corporate governance committee may consider diversity of relevant experience, expertise and background

Compensation Committee

The Company has a compensation committee that is comprised of three independent directors, consisting of Stanford Gertz, Jack Levine and Mark Myers. Our board has adopted a compensation committee charter, which detailed the principal functions of the compensation committee, including:

● reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration of our chief executive officer based on such evaluation;

● reviewing and approving the compensation of our Chief Executive Officer;

● reviewing our executive compensation policies and plans;

● implementing and administering our incentive compensation equity-based remuneration plans;

● assisting management in complying with our proxy statement and annual report disclosure requirements;

● producing a report on executive compensation to be included in our annual proxy statement; and

● reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Code of Business Conduct and Ethics

Our Board of Directors has established a code of business conduct and ethics that applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics designed to deter wrongdoing and to promote:

● honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

● full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

● compliance with applicable laws, rules and regulations;

● prompt internal reporting of violations of the code to appropriate persons identified in the code; and

● accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by a majority of our independent directors, and any such waiver shall be promptly disclosed as required by law or NYSE American regulations.

Board Meetings and Attendance

The Board held six in person/virtual meetings in 2024, including the annual shareholder meeting held on May 30, 2024. All Board actions that were not taken at a meeting were approved by the unanimous written consent of the Board as permitted by Maryland law. Each of the current members of the Board of Directors attended at least 75% of the meetings of the Board and committees on which they served, held while they have been a director.

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Attendance by Directors at Annual Meeting

The Company expects each of the directors to attend the Annual Meeting.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board, the non-management directors, or an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: Strawberry Fields REIT/Board of Directors, 6101 Nimtz Parkway, South Bend, Indiana 46628. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Director Compensation

As compensation for serving on our Board of Directors, each of our independent directors receives an annual fee of $60,000. Directors who are also officers or employees of the Company do not receive any additional compensation as directors. In addition, we reimburse our directors for the reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings. Our Board of Directors may change the compensation of our independent directors in its discretion.

Name of Director	2024 Fees Earned or Paid in Cash

Michael Blisko	$60,000

Jack Levine	$60,000

Essel Bailey(1)	$60,000

Reid Shapiro(1)	$60,000

Ted Lerman(2)	$-

Mark Myers(2)	$-

Stanford Gertz(2)	$-

(1) After five years of service to the Company, these Directors are not standing for re-election and their term ends at the Annual Shareholder Meeting on May 1, 2025. We thank them for their contributions to the Company over their terms.

(2) Appointed to the Board of Directors on December 19, 2024.

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Executive Compensation

The annual base salaries of each executive officer for 2024 is set forth in the following table:

Name and Principal Position	Base Salary

Moishe Gubin	$300,000
Chairman and Chief Executive Officer

Jeffrey Bajtner	$250,000
Chief Investment Officer and Chief Operating Officer

Greg Flamion	$250,000
Chief Financial Officer

The Company has not adopted any compensation policies with respect to, among other things, setting base salaries, awarding bonuses or making future grants of equity awards to our management team. We expect that our compensation committee will review the current compensation of our Chief Executive Officer in conjunction with the establishment of compensation policies and objectives for executive compensation. We anticipate that the compensation committee will design a compensation program that rewards, among other things, our operating results, favorable stockholder returns, and individual contributions to our success. We expect compensation incentives designed to further these goals will take the form of annual cash compensation and longer-term equity awards.

The table below sets forth a summary of all compensation earned, awarded or paid, as applicable, to our executive officers for the years ended December 31, 2022, 2023 and 2024.

Name and Principal Position	Year	Salary	Bonus	Total
Moishe Gubin
Chairman and Chief Executive Officer	2022	$300,000	$-	$300,000
	2023	$300,000	$-	$300,000
	2024	$300,000	$-	$300,000

Greg Flamion
Chief Financial Officer
	2024	$250,000	$-	$250,000

Jeffrey Bajtner
Chief Investment Officer and Chief Operating Officer	2022	$180,000	$-	$180,000
	2023	$200,000	$-	$200,000
	2024	$250,000	$-	$250,000

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Employment Agreements

None of the officers of the Company are parties to any employment agreements.

Certain Relationships and Related Transactions, and Director Independence

We have had and currently have relationships and transactions with related parties. Our related parties consist of our directors, executive officers, persons who beneficially own 5% or more of the shares of our Common Stock or 5% or more of the OP units of the Operating Partnership, members of their immediate families and their affiliates, as well as managers of the Predecessor Company, persons who beneficially owned more than 5% of the membership interests in the Predecessor Company, members of their immediate family members and their affiliates.

We have described below relationships and transactions since January 1, 2023 with related parties in which the amount involved exceeded $120,000, and all currently proposed transactions which exceed $120,000.

The relationships and transactions described below relate to transactions with Moishe Gubin, who is our Chairman and Chief Executive Officer and Michael Blisko, who is one of our directors, and their affiliated entities. There were no other reportable relationships and transactions with related parties.

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Lease Agreements with Related Parties

As of December 31, 2024 and 2023, each of the Company’s facilities were leased and operated by separate tenants. Each tenant is an entity that leases the facility from one of the Company’s subsidiaries and operates the facility as a healthcare facility. The Company had 67 tenants out of 124 who were related parties as of December 31, 2024 and 64tenants out of 107 who were related parties as of December 31, 2023. Most of the lease agreements are triple net leases.

On August 25, 2023, the Company acquired 24 healthcare facilities (19 properties) located in Indiana (the “Indiana Facilities”) for $102.0 million. The Indiana Facilities are comprised of 19 skilled nursing facilities with 1,659 licensed beds and five assisted living facilities with 193 beds, of which 29 beds are licensed. Annualized straight line rent for the facilities is expected to equal $12.7 million representing a weighted average lease yield of 12.4%. Effective March 1, 2023 the company commenced a new master lease for these facilities with initial annual base rents of $14.5 million dollars.

The Indiana Facilities were leased under a master lease agreement dated November 1, 2022, between the sellers and a group of tenants affiliated with two of the Company’s directors, Moishe Gubin and Michael Blisko. Under the master lease, the tenants were required to pay annual rent, on a triple net basis, commencing on November 1, 2022, in the amount of $9.5 million, which amount is subject to annual increases set forth in the master lease. The master lease had an initial term of seven years. The tenants had three options to extend the lease. The material terms of the master lease were not modified as a result of the purchase. The tenants operate the Indiana Facilities as skilled nursing and assisted living facilities.

On February 20, 2024 the Company entered into a new, replacement master lease for these properties. The tenant remains a group of tenants affiliated with two of the Company’s directors, Moishe Gubin and Michael Blisko. The new master lease has an initial term of ten years and is subject to 2 five-year extensions. The initial annual base rent for the properties is $14.5 million dollars and is subject to annual increases of 3%. In connection with the new master lease, the existing purchase option held by the tenant, which was granted by the prior owner of the properties, of $127.0 million was terminated. Consideration for the termination of the purchase option and inducement for entering into the new, replacement master lease was $18.0 million paid to the tenants. The $18.0 million payment was funded by cash and the proceeds from the additional Series D Bond issuance in February 2024.

On May 31, 2024 the Company acquired a property for $5.85 million comprised of a 68-bed skilled nursing facility and 10 bed assisted living facility near Georgetown, Indiana. The initial annual rent amount is $585 thousand and was leased to Infinity, a related party operator. The property was added to the Indiana Master Lease 1. The Company funded the acquisition utilizing cash from its balance sheet.

On September 25, 2024, the Company completed the acquisition of a property comprised of an 83-bed skilled nursing facility and 25 bed assisted living facility near Nashville, Tennessee. The acquisition was for $6.7 million and the Company funded the acquisition by assuming $2.8 million of existing debt on the facilities, $3.1 million in common stock to the seller, and transferring $0.8 million of other assets to the seller. The property was leased to Infinity, a related party operator. The property annual rent is $670 thousand and the property was added to the Tennessee Master Lease 1.

On October 11, 2024 the Company acquired an 86-bed skilled nursing facility in Indianapolis, Indiana. The acquisition was for $6.0 million and the Company funded the acquisition utilizing cash from its balance sheet. The facility was leased to Infinity, a related party operator and was added to the Indiana Master Lease 1.

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The following table sets forth details of the lease agreements in force between the Company and its subsidiaries and lessees that are related parties:

			Related Party Ownership in Manager/Tenant/ Operator (1) (2)
State	Lessor/ Company Subsidiary	Tenant/ Operator	Moishe Gubin/Gubin Enterprises LP	Michael Blisko/Blisko Enterprises LP	Average annual rent over life of lease	Annual Escalation	% of total rent	Lease maturity	Extension options
	Master Lease Indiana 1
IN	1020 West Vine Street Realty, LLC	The Waters of Princeton II, LLC	49.49%	50.51%	$1,045,506	3.00%	0.9%	2034	2 five year
IN	12803 Lenover Street Realty LLC	The Waters of Dillsboro – Ross Manor II LLC	49.49%	50.51%	1,353,655	3.00%	1.2%	2034	2 five year
IN	1350 North Todd Drive Realty, LLC	The Waters of Scottsburg II LLC	49.49%	50.51%	1,089,527	3.00%	0.9%	2034	2 five year
IN	1600 East Liberty Street Realty LLC	The Waters of Covington II LLC	49.49%	50.51%	1,309,634	3.00%	1.1%	2034	2 five year
IN	1601 Hospital Drive Realty LLC	The Waters of Greencastle II LLC	49.49%	50.51%	1,100,532	3.00%	1.0%	2034	2 five year
IN	1712 Leland Drive Realty, LLC	The Waters of Huntingburg II LLC	49.49%	50.51%	1,045,506	3.00%	0.9%	2034	2 five year
IN	2055 Heritage Drive Realty LLC	The Waters of Martinsville II LLC	49.49%	50.51%	1,133,548	3.00%	1.0%	2034	2 five year
IN	3895 South Keystone Avenue Realty LLC	The Waters of Indianapolis II LLC	49.49%	50.51%	891,431	3.00%	0.8%	2034	2 five year
IN	405 Rio Vista Lane Realty LLC	The Waters of Rising Sun II LLC	49.49%	50.51%	638,309	3.00%	0.6%	2034	2 five year
IN	950 Cross Avenue Realty LLC	The Waters of Clifty Falls II LLC	49.49%	50.51%	1,518,735	3.00%	1.3%	2034	2 five year
IN	958 East Highway 46 Realty LLC	The Waters of Batesville II LLC	49.49%	50.51%	946,458	3.00%	0.8%	2034	2 five year
IN	2400 Chateau Drive Realty, LLC	The Waters of Muncie II LLC	49.49%	50.51%	792,383	3.00%	0.7%	2034	2 five year
IN	The Big H2O LLC	The Waters of New Castle II LLC	49.49%	50.51%	726,351	3.00%	0.6%	2034	2 five year
IN	1316 North Tibbs Avenue Realty, LLC	Westpark A Waters Community, LLC	50.00%	50.00%	549,885	3.00%	0.9%	2034	2 five year
IN	1002 Sister Barbara Way LLC	The Waters of Georgetown LLC	49.49%	50.51%	670,637	3.00%	0.7%	2034	2 five year
IN	2640 Cold Spring Road, LLC	Alpha Home A Waters Community LLC	49.49%	50.51%	687,833	3.00%	0.8%	2034	2 five year

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			Related Party Ownership in Manager/Tenant/ Operator (1) (2)
State	Lessor / Company Subsidiary	Tenant/ Operator	Moishe Gubin/Gubin Enterprises LP	Michael Blisko/Blisko Enterprises LP	Average annual rent over life of lease	Annual Escalation	% of total rent	Lease maturity	Extension options
	Master Lease Tennessee 1
TN	115 Woodlawn Drive, LLC	Lakebridge, a Waters Community, LLC	50.00%	50.00%	1,514,820	3.00%	0.9%	2031	2 five year
TN	146 Buck Creek Road, LLC	The Waters of Roan Highlands, LLC	50.00%	50.00%	1,111,794	3.00%	0.7%	2031	2 five year
TN	704 5th Avenue East, LLC	The Waters of Springfield, LLC	50.00%	50.00%	917,230	3.00%	0.6%	2031	2 five year
TN	2501 River Road, LLC	The Waters of Cheatham, LLC	50.00%	50.00%	1,111,794	3.00%	0.7%	2031	2 five year
TN	202 Enon Springs Road East, LLC	The Waters of Smyrna, LLC	50.00%	50.00%	1,264,666	3.00%	0.8%	2031	2 five year
TN	140 Technology Lane, LLC	The Waters of Johnson City, LLC	50.00%	50.00%	1,167,384	3.00%	0.7%	2031	2 five year
TN	835 Union Street, LLC	The Waters of Shelbyville, LLC	50.00%	50.00%	1,334,153	3.00%	0.8%	2031	2 five year
TN	1340 North Grundy Quarles Highway	The Waters of Gainesboro, LLC	50.00%	50.00%	768,080	3.00%	0.9%	2031	2 five year
TN	100 Netherland Lane, LLC	The Waters of Kinsport, LLC	50.00%	50.00%	152,850	3.00%	0.6%	2031	2 five year
TN	2648 Sevierville Road, LLC	The Waters of Maryville, LLC	50.00%	50.00%	305,705	3.00%	0.2%	2031	2 five year
	Master Lease Tennessee 2
TN	505 North Roan, LLC	Agape Rehabilitation & Nursing Center, A Water’s Community LLC	50.00%	50.00%	1,628,910	3.00%	1.2%	2031	2 five year
TN	14510 Highway 79, LLC	Waters of McKenzie, A Rehabilitation & Nursing Center, LLC	50.00%	50.00%	1,279,858	3.00%	0.9%	2031	2 five year
TN	6500 Kirby Gate Boulevard, LLC	Waters of Memphis, A Rehabilitation & Nursing Center, LLC	50.00%	50.00%	1,745,261	3.00%	1.3%	2031	2 five year
TN	978 Highway 11 South, LLC	Waters of Sweetwater, A Rehabilitation & Nursing Center, LLC	50.00%	50.00%	1,745,261	3.00%	1.3%	2031	2 five year
TN	2830 Highway 394, LLC	Waters of Bristol, A Rehabilitation & Nursing Center, LLC	50.00%	50.00%	2,327,014	3.00%	1.7%	2031	2 five year

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			Related Party Ownership in Manager/Tenant/ Operator (1) (2)
State	Lessor/ Company Subsidiary	Tenant/ Operator	Moishe Gubin/Gubin Enterprises LP	Michael Blisko/Blisko Enterprises LP	Average annual rent over life of lease	Annual Escalation	% of total rent	Lease maturity	Extension options
	Master Lease Indiana 2
IN	8400 Clearvista Place LLC	The Waters of Castleton SNF, LLC	50.00%	50.00%	804,694	3.00%	0.8%	2034	2 five year
IN	524 Anderson Road LLC	The Waters of Chesterfield SNF, LLC	50.00%	50.00%	423,523	3.00%	0.4%	2034	2 five year
IN	640 West Ellsworth Street LLC	The Waters of Columbia City SNF, LLC	50.00%	50.00%	592,933	3.00%	0.6%	2034	2 five year
IN	11563 West 300 South LLC	The Waters of Dunkirk SNF, LLC	50.00%	50.00%	324,701	3.00%	0.3%	2034	2 five year
IN	5544 East State Boulevard LLC	The Waters of Fort Wayne SNF, LLC	50.00%	50.00%	543,522	3.00%	0.5%	2034	2 five year
IN	548 South 100 West LLC	The Waters of Hartford City SNF, LLC	50.00%	50.00%	458,817	3.00%	0.4%	2034	2 five year
IN	2901 West 37th Avenue LLC	The Waters of Hobart SNF, LLC	50.00%	50.00%	776,459	3.00%	0.7%	2034	2 five year
IN	1500 Grant Street LLC	The Waters of Huntington SNF, LLC	50.00%	50.00%	599,991	3.00%	0.6%	2034	2 five year
IN	787 North Detroit Street LLC	The Waters of LaGrange SNF, LLC	50.00%	50.00%	705,872	3.00%	0.7%	2034	2 five year
IN	981 Beechwood Avenue LLC	The Waters of Middletown SNF, LLC	50.00%	50.00%	423,523	3.00%	0.4%	2034	2 five year
IN	317 Blair Pike LLC	The Waters of Peru SNF, LLC	50.00%	50.00%	917,634	3.00%	0.9%	2034	2 five year
IN	815 West Washington Street LLC	The Waters of Rockport SNF	50.00%	50.00%	423,523	3.00%	0.4%	2034	2 five year
IN	612 East 11th Street LLC	The Waters of Rushville SNF	50.00%	50.00%	691,755	3.00%	0.7%	2034	2 five year

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			Related Party Ownership in Manager/Tenant/ Operator (1) (2)
State	Lessor/ Company Subsidiary	Tenant/ Operator	Moishe Gubin/Gubin Enterprises LP	Michael Blisko/Blisko Enterprises LP	Average annual rent over life of lease	Annual Escalation	% of total rent	Lease maturity	Extension options
IN	505 West Wolfe Street LLC	The Waters of Sullivan SNF	50.00%	50.00%	656,461	3.00%	0.6%	2034	2 five year
IN	500 East Pickwick Drive LLC	The Waters of Syracuse SNF	50.00%	50.00%	465,876	3.00%	0.4%	2034	2 five year
IN	300 Fairgrounds Road LLC	The Waters of Tipton SNF	50.00%	50.00%	1,058,808	3.00%	1.0%	2034	2 five year
IN	1900 Alber Street LLC	The Waters of Wabash SNF East	50.00%	50.00%	592,933	3.00%	0.6%	2034	2 five year
IN	1720 Alber Street LLC	The Waters of Wabash SNF West	50.00%	50.00%	310,584	3.00%	0.3%	2034	2 five year
IN	300 North Washington Street LLC	The Waters of Wakarusa SNF	50.00	50.00%	938,810	3.00%	0.9%	2034	2 five year
IN	8400 Clearvista Place LLC	The Waters of Castleton ALF, LLC	50.00	50.00%	381,171	3.00%	0.4%	2034	2 five year
IN	787 North Detroit Street LLC	The Waters of LaGrange ALF, LLC	50.00	50.00%	119,998	3.00%	0.1%	2034	2 five year
IN	612 East 11th Street LLC	The Waters of Rushville ALF, LLC	50.00	50.00%	204,703	3.00%	0.2%	2034	2 five year
IN	505 West Wolfe Street LLC	The Waters of Sullivan ALF, LLC	50.00	50.00%	225,879	3.00%	0.2%	2034	2 five year
IN	300 North Washington Street LLC	The Waters of Wakarusa ALF, LLC	50.00	50.00%	430,582	3.00%	0.4%	2034	2 five year

16

			Related Party Ownership in Manager/Tenant/ Operator (1) (2)
State	Lessor/ Company Subsidiary	Manager/ Tenant/ Operator	Moishe Gubin/Gubin Enterprises LP	Michael Blisko/Blisko Enterprises LP	Average Annual rent over life of lease	Annual Escalation	% of total rent	Lease maturity	Extension options
	Individual Leases
IL	516 West Frech Street, LLC	Parker Rehab & Nursing Center, LLC	50.00%	50.00%	498,351	Varies between $12,000 and $24,000 annually	0.4%	2031	None
IL	Ambassador Nursing Realty, LLC	Ambassador Nursing and Rehabilitation Center II, LLC	40.00%	40.00%	1,005,313	3.00%	0.7%	2026	2 five year
IL	Momence Meadows Realty, LLC	Momence Meadows Nursing and Rehabilitation Center, LLC	50.00%	50.00%	1,038,000	None	0.8%	2025	None
IL	Lincoln Park Holdings, LLC	Lakeview Rehabilitation and Nursing Center, LLC	40.00%	40.00%	1,260,000	None	0.9%	2031	None
IL	Continental Nursing Realty, LLC	Continental Nursing and Rehabilitation Center, LLC	40.00%	40.00%	1,575,348	None	1.2%	2031	None
IL	Westshire Nursing Realty, LLC	City View Multicare Center, LLC	50.00%	50.00%	1,788,365	3.00%	1.3%	2025	2 five year
IL	Belhaven Realty, LLC	Belhaven Nursing and Rehabilitation Center, LLC	50.00%	50.00%	2,134,570	3.00%	1.6%	2026	2 five year
IL	West Suburban Nursing Realty, LLC	West Suburban Nursing and Rehabilitation Center, LLC	40.00%	40.00%	1,961,604	None	1.5%	2027	None
IN	1585 Perry Worth Road, LLC	The Waters of Lebanon, LLC	50.00%	50.00%	116,678	3.00%	0.1%	2027	2 five year
IL	Niles Nursing Realty LLC	Niles Nursing & Rehabilitation Center LLC	50.00%	50.00%	2,409,998	3.00%	1.8%	2026	2 five year
IL	Midway Neurological and Rehabilitation Realty, LLC	Midway Neurological and Rehabilitation Center, LLC	50.00%	50.00%	2,547,713	3.00%	1.9%	2026	2 five year

(1)	The interests of the two listed related parties are not held through any commonly owned holding companies. Mr. Gubin’s interests are held directly/indirectly by Gubin Enterprises LP. Mr. Blisko’s interests are held by Blisko Enterprises LP and New York Boys Management, LLC.
(2)	Each of the tenants is a limited liability company. The percentages listed reflect the owners’ percentage ownership of the outstanding membership interests in each tenant.

Guarantees from Related Parties

As of December 31, 2024 and 2023, Mr. Gubin and Mr. Blisko were not parties to any guarantees of any debt of the Company and its subsidiaries.

17

Balances with Related Parties

	December 31,
	2024	2023
	(amounts in $000s)
Straight-line rent receivable	$17,801	$18,921
Tenant portion of replacement reserve	$9,664	$9,683
Notes receivable	$6,295	$7,075

Payments from and to Related Parties
	Years ended December 31,
	2024	2023
	(amounts in $000s)
Rental income received from related parties	$71,390	$56,988

Other Related Party Relationships

On December 31, 2024 and 2023, the Company had approximately $5.9 million and $1.2 million, respectively, on deposit with OptimumBank. Mr. Gubin is the Chairman of the Board of OptimumBank.

On June 14, 2022, the Company purchased an $8 million note held by Infinity Healthcare Management, a company controlled by Mr. Blisko and Mr. Gubin. The note was issued by certain unaffiliated tenants. It bears interest at 7% per annum, payable annually. The principal amount of the note becomes payable 120 days after the date on which tenants are first able to exercise the purchase option for the properties contained in their lease. The purchase option becomes exercisable upon the Company’s ability to deliver fee simple title to the properties. If the tenants do not exercise the option within this period, then the outstanding balance of the note will thereafter be payable in thirty-six (36) equal monthly installments of principal and interest.

Purchases and Sale of Equity Securities by the Is suer and Affiliated Purchasers

On July 12, 2024, the Company filed a Registration Statement on Form S-3 with the Securities and Exchange Commission (“SEC”). On August 1, 2024, the SEC declared the Registration Statement effective. In connection with the Registration Statement the Company established an at-the-market equity program (the “ATM Program”). The ATM Program will allow the Company to issue and sell to the public from time to time, at the Company’s discretion, newly issued shares of common stock. The Company expected the ATM to provide the Company with additional financing flexibility and intends to use the net proceeds from the ATM Program to increase stock liquidity and facilitate growth.

During 2024 the company issued 278,152 shares in the ATM program at an average price of $11.33 per share netting the company $3.2 million dollars.

During 2024, the Company converted 1,947,078 OP Units into shares of common stock.

On November 9, 2023 the Board of Directors authorized the repurchase of up to $5 million of the Company’s common stock. As of December 31, 2024 the Company had purchased 254,948 shares in aggregate of common stock at an average price per share of $9.93 and an aggregate repurchase price of $2.5 million dollars. All common shares repurchased in the program have been retired and are now held as unissued shares available for use and reissuance for purpose as and when determined by the Board. During 2024, the Company purchased and retired 248,995 shares of our common stock in the open market at an average price per share of $9.93 and an aggregate repurchase cost of $2.5 million

18

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The board has adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:

● our accounting and financial reporting processes;

● the integrity of our consolidated financial statements and financial reporting process;

● our systems of disclosure controls and procedures and internal control over financial reporting;

● our compliance with financial, legal and regulatory requirements;

● the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

● the performance of our internal audit function; and

● our overall risk profile.

The audit committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The audit committee also prepares the audit committee report required by SEC regulations to be included in our annual proxy statement.

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Hacker, Johnson & Smith, P.A. matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Jack Levine-Chairman

Stanford Gertz

Ted Lerman

19

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Hacker, Johnson & Smith, P.A. (“Hacker”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for the fiscal year ending December 31, 2025. The Board seeks an indication from stockholders of their approval or disapproval of the appointment.

Hacker will audit our consolidated financial statements for the fiscal year ending December 31, 2025. We anticipate that a representative of Hacker will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal year ended December 31, 2024, were audited by Hacker.

In the event stockholders fail to ratify the appointment of Hacker, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table presents for each of the last two fiscal years the aggregate fees billed in connection with the audits of our financial statements and other professional services rendered by our independent registered public accounting firm Hacker, Johnson & Smith, P.A.

	2024	2023

Audit Fees (1)	$129,000	$120,000
All Other Fees (2)	30,000	7,500
Total Accounting fees and Services	$159,000	$127,500

(1) Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-K and Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) All Other Fees. These are fees that relate to professional services provided in connection with the Company’s July 2024 S-3 filing with the Securities and Exchange Commission and Follow-on Offering in December 2024.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The affirmative vote of the holders of a majority of the shares present, in person or by proxy, and voting at the Annual Meeting will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF HACKER AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

20

PROPOSAL NO. 3

ADJOURNMENT OF THE ANNUAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES

Our stockholders are being asked to approve a proposal that will give us authority to adjourn the Annual Meeting, if necessary for the purpose of soliciting additional proxies in favor of the above proposals, if there are not sufficient votes at the time of the Annual Meeting to approve and adopt one or more of such proposals. If this adjournment proposal is approved, our board of directors could adjourn the Annual Meeting to any date it chooses. In addition, our board of directors could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies at any time before their use do not need to submit new proxies unless they desire to change their voting instructions. The Company does not intend to call a vote on this proposal if Proposals 1 and 2 have been approved at the Annual Meeting.

Approval of this Proposal No. 3 requires the affirmative vote of a majority of the votes represented by the holders of our Common Stock at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holder will vote the proxies received by them “FOR” this Proposal No. 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

Interest of Certain Persons in Opposition to Matters to be Acted Upon

No officer or director has any substantial interest in any of the proposals scheduled to be considered at the Annual Meeting other than in their roles as an officer or director.

21

FUTURE STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2026 annual meeting of stockholders and that stockholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than December 24, 2025, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies. In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2024 annual meeting, notice must be submitted by the same deadline as disclosed above and must include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

If a stockholder wishes to present a proposal at the Company’s 2026 annual meeting or to nominate one or more directors and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the stockholder must give advance written notice to the Company by December 24, 2025, as required by SEC Rule 14a-4(c)(1).

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our board of directors and the proposal of other business to be considered by our stockholders at an annual meeting of stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our board of directors or (3) by any stockholder who was a stockholder of record at the record date set by our board of directors for the purposes of determining stockholders entitled to vote at the meeting, at the time of giving of notice and at the time of the meeting, who is entitled to vote at the meeting on the election of the individual so nominated or such other business and who has complied with the advance notice procedures set forth in our bylaws, including a requirement to provide certain information about the stockholder and its affiliates and the nominee or business proposal, as applicable.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our board of directors may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of our board of directors or (2) provided that the special meeting has been properly called in accordance with our bylaws for the purpose of electing directors, by any stockholder who was a stockholder of record at the record date set by our board of directors for the purposes of determining stockholders entitled to vote at the meeting, at the time of giving of notice and at the time of the meeting, who is entitled to vote at the meeting on the election of each individual so nominated and who has complied with the advance notice provisions set forth in our bylaws, including a requirement to provide certain information about the stockholder and its affiliates and the nominee.

Any stockholder filing a written notice of nomination for director must describe various matters regarding the nominee and the stockholder, including such information as name, address, occupation and shares held. Any stockholder filing a notice to bring other business before a stockholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any stockholder upon written request.

22

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to stockholders by writing to the Company at 6101 Nimtz Parkway, South Bend, Indiana 46628 or by calling telephone number (574) 807-0800. Additionally, a copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available on the Company’s website at http://strawberryfieldsreit.com/.

In certain cases, only one Proxy Statement may be delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Jeffrey Bajtner, at the address or telephone number indicated in the previous paragraph. In addition, stockholders sharing an address can request delivery of a single copy of Proxy Statements if they are receiving multiple copies of Proxy Statements by directing such request to the same mailing address.

23

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Moishe Gubin, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements, and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

March 26, 2025	By Order of the Board of Directors,

/s/ Moishe Gubin
Moishe Gubin
Chairman of the Board and Chief Executive Officer

24

2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

STRAWBERRY FIELDS REIT, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 30, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/strawberryfieldsreit/2025**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING:

Please mark your votes like this **X**

1. **Election of Directors Nominees:**

	FOR	WITHHELD
(1) Moishe Gubin	☐	☐
(2) Michael Blisko	☐	☐
(3) Jack Levine	☐	☐
(4) Mark Myers	☐	☐
(5) Stanford Gertz	☐	☐
(6) Ted Lerman	☐	☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Hacker, Johnson & Smith, P.A. as the independent registered public accounting firm of the Company.	☐	☐	☐
3. To approve adjournment of the Annual Meeting, if necessary.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

CONTROL NUMBER

Signature____________________________ **Signature, if held jointly**____________________________ **Date**__________, **2025**

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 1, 2025:

This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/strawberryfieldsreit/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

STRAWBERRY FIELDS REIT, INC.

Annual Meeting of Stockholders
May 1, 2025 10:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The stockholders hereby appoint(s) Moishe Gubin and Jeffrey Bajtner, as Proxy with full power of substitution to vote all the shares of stock the undersigned would be entitled to vote if personally present or virtually at the Annual Meeting of Stockholders to be held on May 1, 2025 at 10:00 a.m., Eastern Time, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking ail former proxies.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

(Continued and to be marked. dated and signed, on the other side)